Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 31, 2010, Protective Life Insurance Company (“Protective Life”), a wholly-owned subsidiary of Protective Life Corporation (“Protective”, “we”, or “our”) completed the acquisition of United Investors Life Insurance Company (“United Investors”) from Torchmark Corporation (“Torchmark”, or the “Seller”).

The following unaudited pro forma condensed combined financial information of Protective gives effect to the acquisition as if it had been completed as of January 1, 2009 with respect to the pro forma results of operations data, and as of September 30, 2010, with respect to the balance sheet data. We have adjusted the historical consolidated financial information to give effect to pro forma events that are (1) directly attributable to financing of the acquisition, (2) factually supportable, and (3) with respect to the statements of income, expected to have continuing impact on the combined results.

The unaudited pro forma condensed combined financial information below should be read in conjunction with the notes thereto and (1) our unaudited financial statements for the three and nine months ended September 30, 2010 in our Quarterly Report on Form 10-Q, and our audited consolidated financial statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K, as well as (2) the United Investors unaudited interim financial statements for the nine-month period ended September 30, 2010, and its audited financial statements for the years ended December 31, 2009 and 2008, included herein.

The acquisition was accounted for under the acquisition method of accounting. Under this method of accounting, the acquired net assets of United Investors were recorded based upon the estimated fair values of the United Investors’ assets and liabilities at the date of completion of the acquisition.  If the purchase price had exceeded the fair value of the acquired net assets the excess purchase price would have been recorded as goodwill.  The transaction did not result in goodwill being recognized. The unaudited pro forma condensed combined financial information includes adjustments, which are based upon preliminary estimates, to reflect the estimated fair value of all identifiable assets and liabilities of United Investors as of September 30, 2010.  The purchase price consisted of cash consideration of $342.9 million paid as of the closing date, and additional consideration estimated to be approximately $21.2 million which will be paid to Torchmark subsequent to the closing date.  Final adjustments of the estimated fair value of all identifiable assets and liabilities were made based upon settlement of the purchase price (including consideration subject to purchase price adjustments) and the fair value of the acquired net assets and liabilities of United Investors from the date of the completion of the acquisition through the financial reporting process for the year ended December 31, 2010.

The following unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the acquisition been completed on the dates indicated above. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the resulting company. This information does not give effect to (1) our results of operations or other transactions or developments since September 30, 2010, (2) the impact of possible revenue enhancements, expense efficiencies or synergies expected to result from the acquisition, (3) the future acquisition-related costs estimated to integrate United Investors’ operations into Protective’s operations and (4) the effects of transactions or developments that may occur subsequent to the acquisition. The foregoing matters could cause both Protective’s historical pro forma financial position and results of operations, and Protective’s actual future financial position and results of operations, to differ materially from those presented in the following unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Balance Sheet

(Dollars in Thousands)

As of September 30, 2010

	Protective Life Corporation	United Investors Life Insurance Company	Pro forma Reinsurance Adjustments	Pro forma Post Reinsurance Adjustment	Pro forma Acquisition Adjustments		Pro forma Combined
Assets
Fixed maturities, at market	$24,838,626	$890,470	$(140,273)	$25,588,823	$(404,090	)(a)	$25,184,733
Equity securities, at market	335,151	188,212	(188,212)	335,151	—		335,151
Mortgage loans	4,884,102	—	—	4,884,102	—		4,884,102
Investment real estate, net of accumulated depreciation	24,669	—	—	24,669	—		24,669
Policy loans	767,214	33,905	(353)	800,766	—		800,766
Other long-term investments	256,093	58,141	—	314,234	—		314,234
Short-term investments	483,698	10,383	—	494,081	61,200	(b)	555,281
Total investments	31,589,553	1,181,111	(328,838)	32,441,826	(342,890)		32,098,936
Cash	151,340	2,202	—	153,542	—		153,542
Accrued investment income	320,668	18,466	(5,743)	333,391	—		333,391
Accounts and premiums receivable, net of allowance for uncollectible amounts	65,948	838,822	(832,299)	72,471	—		72,471
Reinsurance receivables	5,563,824	3,448	43,055	5,610,327	—		5,610,327
Deferred policy acquisition costs and value of business acquired	3,642,484	167,957	(58,891)	3,751,550	(61,090	)(c)	3,690,460
Goodwill	115,532	26,628	—	142,160	(26,628	)(d)	115,532
Property and equipment, net of accumulated depreciation	37,722	—	—	37,722	—		37,722
Other assets	207,198	2,153	(2,163)	207,188	—		207,188
Income tax receivable	2,438	—	—	2,438	—		2,438
Assets related to separate accounts	4,235,607	731,904	—	4,967,511	—		4,967,511
Total Assets	$45,932,314	$2,972,691	$(1,184,879)	$47,720,126	$(430,608)		$47,289,518
Liabilities
Policy liabilities and accruals	$19,129,506	$441,976	$(16,773)	$19,554,709	$35,631	(e)	$19,590,340
Stable value product account balances	3,105,822	—	—	3,105,822	—		3,105,822
Annuity account balances	10,451,322	965,350	(831,496)	10,585,176	—		10,585,176
Other policyholders’ funds	577,275	—	—	577,275	—		577,275
Other liabilities	1,115,755	6,432	(386)	1,121,801	—		1,121,801
Mortgage loan backed certificates	74,324	—	—	74,324	—		74,324
Deferred income taxes	1,113,532	115,046	(74,155)	1,154,423	(17,790	)(f)	1,136,633
Non-recourse funding obligations	548,000	—	—	548,000	—		548,000
Long-term debt	1,485,852	—	—	1,485,852	—		1,485,852
Subordinated debt securities	524,743	—	—	524,743	—		524,743
Liabilities related to separate accounts	4,235,607	731,904	—	4,967,511	—		4,967,511
Total liabilities	42,361,738	2,260,708	(922,810)	43,699,636	17,841		43,717,477
Shareowners’ equity
Preferred Stock	—	—	—	—	—		—
Common Stock	44,388	3,000	—	47,388	(3,000	)(g)	44,388
Additional paid-in-capital	584,865	352,196	—	937,061	(352,196	)(g)	584,865
Treasury stock, at cost	(26,101)	—	—	(26,101)	—		(26,101)
Retained earnings	2,366,276	332,793	(271,116)	2,427,953	(60,212	)(g)	2,367,741
Accumulated other comprehensive income (loss):	601,964	23,994	9,047	635,005	(33,041	)(g)	601,964
Total Protective Life Corporation’s shareowners’ equity	3,571,392	711,983	(262,069)	4,021,306	(448,449)		3,572,857
Noncontrolling interest	(816)	—	—	(816)	—		(816)
Total equity	3,570,576	711,983	(262,069)	4,020,490	(448,449)		3,572,041
Total liabilities and shareowners’ equity	$45,932,314	$2,972,691	$(1,184,879)	$47,720,126	$(430,608)		$47,289,518

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statements of Income

(Dollars in Thousands, Except Per Share Amounts)

Nine Months Ended September 30, 2010

	Protective Life Corporation	United Investors Life Insurance Company	Pro forma Reinsurance Adjustments	Pro forma Post Reinsurance Adjustment	Pro forma Acquisition Adjustments		Pro forma Combined
Revenues
Premiums and policy fees	$1,948,278	$66,008	$—	$2,014,286	$—		$2,014,286
Reinsurance ceded	(1,019,598)	—	(10,810)	(1,030,408)	—		(1,030,408)
Net of reinsurance ceded	928,680	66,008	(10,810)	983,878	—		983,878
Net investment income	1,264,045	50,320	(18,042)	1,296,323	$(15,728	)(h)	1,280,595
Realized investment gains (losses):
Derivative financial instruments	(236,994)	73,989	(73,989)	(236,994)	—		(236,994)
All other investments	226,390	2,264	—	228,654	—		228,654
Other-than-temporary impairment losses	(71,437)	—	—	(71,437)	—		(71,437)
Portion of loss recognized in other comprehensive income (before taxes)	35,155	—	—	35,155	—		35,155
Net impairment losses recognized in earnings	(36,282)	—	—	(36,282)	—		(36,282)
Other income	161,134	39,801	(37,363)	163,572	—		163,572
Total revenues	2,306,973	232,382	(140,204)	2,399,151	(15,728)		2,383,423
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded:	1,582,233	77,412	(32,838)	1,626,807			1,626,807
Amortization of deferred policy acquisition costs and value of business acquired	146,761	17,660	(6,253)	158,168	(8,105	)(j)	150,063
Other operating expenses, net of reinsurance ceded:	305,246	6,350	(2,174)	309,422	—		309,422
Total benefits and expenses	2,034,240	101,422	(41,265)	2,094,397	(8,105)		2,086,292
Income before income tax	272,733	130,960	(98,939)	304,754	(7,623)		297,131
Income tax expense	91,412	41,884	(31,328)	101,968	(2,668)		99,300
Net income	181,321	89,076	(67,611)	202,786	(4,955)		197,831
Less: Net income (loss) attributable to noncontrolling interests	(277)	—	—	(277)	—		(277)
Net income available to PLC’s common shareowners(1)	$181,598	$89,076	$(67,611)	$203,063	$(4,955)		$198,108

Net income available to PLC’s common shareowners - basic	$2.10						$2.29
Net income available to PLC’s common shareowners - diluted	$2.07						$2.26
Cash dividends paid per share	$0.40						$0.40

Average shares outstanding - basic	86,555,761						86,555,761
Average shares outstanding - diluted	87,640,221						87,640,221

(1) Protective Life Corporation (“PLC”)

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statements of Income

(Dollars in Thousands, Except Per Share Amounts)

For The Year Ended December 31, 2009

	Protective Life Corporation	United Investors Life Insurance Company	Pro forma Reinsurance Adjustments	Pro forma Post Reinsurance Adjustment	Pro forma Acquisition Adjustments		Pro forma Combined
Revenues
Premiums and policy fees	$2,689,699	$92,546	$—	$2,782,245	$—		$2,782,245
Reinsurance ceded	(1,527,053)		$(15,452)	(1,542,505)	—		(1,542,505)
Net of reinsurance ceded	1,162,646	92,546	(15,452)	1,239,740	—		1,239,740
Net investment income	1,665,036	66,838	(24,463)	1,707,411	$(20,186	)(i)	1,687,225
Realized investment gains (losses):							—
Derivative financial instruments	(177,953)	99,005	(99,005)	(177,953)	—		(177,953)
All other investments	300,194	(12,167)	—	288,027	—		288,027
Other-than-temporary impairment losses	(227,770)	—	—	(227,770)	—		(227,770)
Portion of loss recognized in other comprehensive income (before taxes)	47,725	—	—	47,725	—		47,725
Net impairment losses recognized in earnings	(180,045)			(180,045)	—		(180,045)
Other income	298,148	42,713	(42,691)	298,170	—		298,170
Total revenues	3,068,026	288,935	(181,611)	3,175,350	(20,186)		3,155,164
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded:	1,977,979	104,945	(45,475)	2,037,449	—		2,037,449
Amortization of deferred policy acquisition costs and value							—
of business acquired	345,569	19,095	(5,828)	358,836	(8,369	)(j)	350,467
Other operating expenses, net of reinsurance ceded:	327,700	11,113	(4,643)	334,170	—		334,170
Total benefits and expenses	2,651,248	135,153	(55,946)	2,730,455	(8,369)		2,722,086
Income before income tax	416,778	153,782	(125,665)	444,895	(11,817)		433,078
Income tax (benefit) expense	145,290	50,519	(41,303)	154,506	(4,136)		150,370
Net income	271,488	103,263	(84,362)	290,389	(7,681)		282,708
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—		—
Net income available to PLC’s common shareowners(1)	$271,488	$103,263	$(84,362)	$290,389	$(7,681)		$282,708

Net income available to PLC’s common shareowners - basic	$3.37						$3.51
Net income available to PLC’s common shareowners - diluted	$3.34						$3.48
Cash dividends paid per share	$0.48						$0.48

Average shares outstanding - basic	80,488,694						80,488,694
Average shares outstanding - diluted	81,249,265						81,249,265

(1) Protective Life Corporation (“PLC”)

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

Note 1 Reporting Reclassifications

Certain amounts in the historical financial statements of United Investors have been reclassified to conform to Protective’s historical financial statement presentation. While Protective and United Investors have each completed a preliminary review of their respective accounting and financial reporting policies as compared to those used by the other company, this review is ongoing and will continue throughout the financial reporting process for the year ended December 31, 2010. As such, additional reclassifications or pro forma adjustments may be identified.

Note 2 Purchase Price and Financing Considerations

For purposes of the pro forma condensed combined financial information, the aggregate purchase price for United Investors is approximately $342.9 million, which is equal to the estimated fair value of United Investors’ net assets as of September 30, 2010, as provided for the in the Stock Purchase Agreement (“the Agreement”). This purchase price was developed using an assumed closing date of September 30, 2010, with consideration of pre-closing dividends of approximately $305 million in the aggregate, and pre-closing reinsurance transactions reflected in the pro forma reinsurance adjustment column within the pro forma condensed combined financial information presented herein.

Estimated fair values and lives have been assigned to the acquired assets and liabilities assumed for the purposes of this unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information reflects Protective’s estimates of the fair value of the net assets of United Investors as of September 30, 2010.

Note 3 Pro Forma Adjustments

These pro forma adjustments are based on certain estimates and assumptions as of the date of the unaudited pro forma condensed combined financial information. The actual adjustments upon the consummation of the acquisition were based on a number of factors, including changes in the estimated fair value of net assets from September 30, 2010 to the effective date of the acquisition. Therefore, the actual adjustments were different from the adjustments made to prepare the unaudited pro forma condensed combined financial information.

Pro Forma Reinsurance Adjustments

Prior to closing, Torchmark recaptured certain annuity business that was previously ceded to United Investors.  In addition, Torchmark assumed certain life insurance business from United Investors.  The pro forma reinsurance adjustments represent the effects of the business being retained by Torchmark.  Additionally, an adjustment for pre-closing dividends of approximately $305 million is included in these adjustments.

Pro Forma Acquisition Adjustments

For purposes of the unaudited pro forma condensed combined balance sheet, the acquired assets and liabilities of United Investors have been adjusted to reflect their estimated fair values as of and for the periods presented.  Specific adjustments are as follows:

(a)          Represents the sale of fixed maturity investments of $342.9 million to fund the purchase of United Investors and a reclassification of fixed maturity investments of $61.2 million that mature within 12 months to short term investments.

(b)         Represents a reclassification of fixed maturity investments that mature within 12 months and are reclassified to short term investments.

(c)          To eliminate historic deferred policy acquisition costs and value of business acquired of United Investors of $109.1 million and to establish value of business acquired of $48.0 million.

(d)         To eliminate the historic goodwill of United Investors.

(e)          To adjust the policy liabilities of United Investors to reflect estimated fair value based on Protective’s nonperformance risk.

(f)            Adjustment to deferred income taxes to reflect the election of Internal Revenue Code 338(h)(10) election, whereby the purchase of Untied Investors is treated as an asset purchase for income tax purposes.

(g)         To eliminate the historic common stock, additional paid-in-capital, retained earnings and accumulated other comprehensive income of United Investors.

(h)         Represents the estimated reduction of investment income related to the sale of fixed maturity investments to fund the purchase of United Investors of $14.3 million and amortization of premium related to investments acquired of approximately $1.4 million.

(i)             Represents the estimated reduction of investment income related to the sale of fixed maturity investments to fund the purchase of United Investors of $18.2 million and amortization of premium related to investments acquired of approximately $1.9 million.

(j)             Represents the estimated change in amortization resulting from the adjustment described in (c) above.